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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of FirstCity Financial Corporation (the "COMPANY") on Form 10-K/A for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, James T. Sartain, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ James T. Sartain
------------------------------------------
James T. Sartain
Chief Executive Officer and President

Dated: October 21, 2002


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